SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): June 27, 2007

IndyMac INDX Mortgage Loan Trust 2007-FLX5
(exact name of issuing entity)
Commission File Number of the issuing entity: 333-140726-05

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-140726

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

155 North Lake Avenue
Pasadena, California	91101
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events

Item 8.01      Other Events.

On June 27, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, IndyMac Bank, F.S.B. (“IndyMac”), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the “Trustee”) and supplemental interest trustee (in such capacity, the “Supplemental Interest Trustee”), providing for the issuance of the Company’s IndyMac INDX Mortgage Loan Trust 2007-FLX5, Mortgage Pass-Through Certificates, Series 2007-FLX5 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

On June 27, 2007, Merrill Lynch Capital Services, Inc., as counterparty (the “Counterparty”) and the Supplemental Interest Trustee entered into an corridor contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the “Corridor Confirmation”).  The Corridor Confirmation is annexed hereto as Exhibit 10.1.

On June 27, 2007, the Counterparty and the Swap Trustee entered into an interest rate swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the “Swap Confirmation”).  The Swap Confirmation is annexed hereto as Exhibit 10.2.

On June 27, 2007, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement), dated as of June 29, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 10.3.

Section 9    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, IndyMac and the Trustee.

10.1	The Corridor Confirmation, dated June 27, 2007, between the Counterparty and the Supplemental Interest Trustee.

10.2	The Swap Confirmation, dated June 27, 2007, between the Counterparty and the Swap Trustee.

10.3	The 1115 Agreement, dated June 29, 2006, among the Company, IndyMac and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC. By: /s/ Victor H. Woodworth Victor H. Woodworth Vice President

Dated: July 12, 2007

Exhibit Index

Exhibit

4.1	Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, IndyMac and the Trustee.

10.1	The Corridor Confirmation, dated June 27, 2007, between the Counterparty and the Supplemental Interest Trustee.

10.2	The Swap Confirmation, dated June 27, 2007, between the Counterparty and the Swap Trustee.

10.3	The 1115 Agreement, dated February 27, 2006, among the Company, IndyMac and the Counterparty.

EXHIBIT 4.1

The Pooling and Servicing Agreement.

EXHIBIT 10.1

The Corridor Confirmation.

EXHIBIT 10.2

The Swap Confirmation.

EXHIBIT 10.3

The 1115 Agreement.

 SIDLEY AUSTIN LLP
787 Seventh Avenue
New York, NY 10019
Telephone: (212) 839-5300
Facsimile: (212) 839-5599

                                        July 12, 2007
BY MODEM
Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

        Re:  IndyMac MBS, Inc.
IndyMac Mortgage Loan Trust 2007-FLX5
Mortgage Pass-Through Certificates, Series 2007-FLX5

Ladies and Gentlemen:

On behalf of IndyMac MBS, Inc. (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company’s Current Report on Form 8-K, for the Pooling and Servicing Agreement in connection with the above-referenced transaction.

Very truly yours, /s/ Leah K. Willmore Leah K. Willmore

Enclosure